UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2012

CorEnergy Infrastructure Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 W. 115th Street, Suite 210, Leawood, KS	66211
(Address of Principal Executive Offices)	(Zip Code)

(913) 981-1020

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

CorEnergy Infrastructure Trust, Inc. (the “Company”) previously announced that on December 7, 2012, Pinedale Corridor, LP (“Pinedale LP”), a newly formed subsidiary of the Company, entered into a Purchase and Sale Agreement with Ultra Wyoming, Inc., an indirect wholly-owned subsidiary of Ultra Petroleum Corp. (“Ultra Petroleum”). The Purchase and Sale Agreement provides for Pinedale LP’s acquisition, for $225 million in cash, of a system of pipelines and central gathering facilities (the “LGS”) in the Pinedale Anticline in Wyoming (the “Acquisition”). The Purchase and Sale Agreement provides that at the closing of the Acquisition Pinedale LP will enter into a 15-year triple net lease (the “Lease”) relating to the use of the LGS with Ultra Wyoming LGS, LLC, an indirect wholly-owned subsidiary of Ultra Petroleum.

The Company also previously announced that on December 7, 2012, Pinedale LP and Pinedale GP, Inc., a newly formed subsidiary of the Company and the general partner of Pinedale LP (“Pinedale GP”), entered into a Subscription Agreement with Ross Avenue Investments, LLC, an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”), pursuant to which Prudential has agreed to fund (the “Co-Investment”) a portion of the Acquisition by investing $30 million in cash in Pinedale LP, and Pinedale GP has agreed to fund a portion of the Acquisition by contributing approximately $134 million in cash to Pinedale LP.

The Company also previously announced that on December 7, 2012, Pinedale LP entered into a $65 million secured Term Credit Agreement (the “Credit Facility”) with KeyBank National Association serving as a lender and the administrative agent on behalf of other participating lenders.

The Company also previously announced on December 10, 2012 that it intends to commence a public offering of 18,500,000 shares of its common stock (the “Offering”) to be made, subject to market and other conditions, pursuant to a prospectus supplement and an accompanying prospectus filed as part of an effective shelf registration statement filed with the Securities and Exchange Commission on Form S-3.

Item 8.01	Other Events

The Company is filing this Current Report on Form 8-K to provide the historical financial statements of Ultra Petroleum and certain proforma financial statements of the Company reflecting the effect of the Acquisition, the Lease, the Co-Investment, the Company’s borrowing $65 million under the Credit Facility and the completion of the Offering.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of Ernst & Young LLP

99.1	Ultra Petroleum Corp. Financial Statements

	Report of Independent Registered Public Accounting Firm	2-3

	Audited Financial Statements

	Consolidated Statements of Operations for Fiscal Years Ended December 31, 2011, 2010 and 2009	4

	Consolidated Balance Sheets as of December 31, 2011 and 2010	5

	Consolidated Statements of Shareholders’ Equity for Fiscal Years Ended December 31, 2011, 2010 and 2009	6

	Consolidated Statements of Cash Flows for Fiscal Years Ended December 31, 2011, 2010 and 2009	7

	Notes to Consolidated Financial Statements	8-31

	Unaudited Financial Statements

	Consolidated Statements of Operations for the Three Months and Nine Months Ended September 30, 2012 and 2011	32

	Consolidated Balance Sheets as of September 30, 2012 and December 31, 2011	33

	Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2012 and 2011	34

	Notes to Consolidated Financial Statements	35-45

99.2	CorEnergy Infrastructure Trust, Inc. Unaudited ProForma Consolidated Financial Statements

	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of August 31	1

	Unaudited Pro Forma Condensed Consolidated Statement of Income for the Fiscal Year Ended November 20, 2011	2

	Unaudited Pro Forma Condensed Consolidated Statement of Income as of August 31, 2012	3

	Notes to the Unaudited Pro Forma Consolidated Financial Statements	4-5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: December 10, 2012	By:	/s/ David J. Schulte
David J. Schulte
Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Ultra Petroleum Corp. Financial Statements

	Report of Independent Registered Public Accounting Firm	2-3

	Audited Financial Statements

	Consolidated Statements of Operations for Fiscal Years Ended December 31, 2011, 2010 and 2009	4

	Consolidated Balance Sheets as of December 31, 2011 and 2010	5

	Consolidated Statements of Shareholders’ Equity for Fiscal Years Ended December 31, 2011, 2010 and 2009	6

	Consolidated Statements of Cash Flows for Fiscal Years Ended December 31, 2011, 2010 and 2009	7

	Notes to Consolidated Financial Statements	8-31

	Unaudited Financial Statements

	Consolidated Statements of Operations for the Three Months and Nine Months Ended September 30, 2012 and 2011	32

	Consolidated Balance Sheets as of September 30, 2012 and December 31, 2011	33

	Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2012 and 2011	34

	Notes to Consolidated Financial Statements	35-45

99.2	CorEnergy Infrastructure Trust, Inc. Unaudited ProForma Consolidated Financial Statements

	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of August 31,	1

	Unaudited Pro Forma Condensed Consolidated Statement of Income for the Fiscal Year Ended November 20, 2011	2

	Unaudited Pro Forma Condensed Consolidated Statement of Income as of August 31, 2012	3

	Notes to the Unaudited Pro Forma Consolidated Financial Statements	4-5